UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2020

PIXELWORKS, INC.
(Exact name of registrant as specified in its charter)

Oregon	000-30269	91-1761992
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

226 Airport Parkway, Suite 595
San Jose, CA 95110
(408) 200-9200
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PXLW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 4.01    Change in Registrant's Certifying Accountant.

(a)
On March 16, 2020, the Audit Committee (the “Audit Committee”) of the Board of Directors of Pixelworks, Inc. (the “Company”) approved the dismissal of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm effective immediately and appointed Armanino LLP (“Armanino”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

KPMG’s reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2019 and 2018 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that:

•
KPMG’s report on the consolidated financial statements of Pixelworks, Inc. and subsidiaries as of December 31, 2018 and for each of the years in three-year period ended December 31, 2018, contained a separate paragraph stating that “As discussed in Note 2 to the consolidated financial statements, the Company has changed its method of accounting for revenue in 2018 due to the adoption of Accounting Standards Codification 606, Revenue from Contracts with Customers.”

•
KPMG’s report on the consolidated financial statements of Pixelworks, Inc. and subsidiaries as of December 31, 2019 and for each of the years in three-year period ended December 31, 2019, contained a separate paragraph stating that “The Company has changed its method of accounting for leases as of January 1, 2019, due to the adoption of Accounting Standards Codification 842, Leases, and its method of accounting for revenue as of January 1, 2018, due to the Adoption of Accounting Standard Codification 606, Revenue from Contracts with Customers, as discussed in Note 2 and Note 10, respectively, to the consolidated financial statements.

During the fiscal years ended December 31, 2019 and 2018, and the subsequent interim periods through March 16, 2020, there were (i) no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference thereto in their reports on the financial statements for such fiscal years, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K except for the material weakness existing at March 31, 2018, June 30, 2018, September 30, 2018, December 31, 2018, March 31, 2019, June 30, 2019 and September 30, 2019, as reported in the Company’s Form 10-K/A filed on August 9, 2019 and the Forms 10-Q filed on August 12, 2019 and November 8, 2019, as follows:
The Company did not have a control to review the appropriateness of an accrual based on applicable statutes of limitation due to ineffective risk assessment of the continued existence of the liability.
The Audit Committee of the Board of Directors has discussed this reportable event with KPMG and has authorized KPMG to respond fully to the inquiries of Armanino related to this reportable event.
The Company provided KPMG with a copy of the disclosures it is making in this Form 8-K and requested that KPMG furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of KPMG’s letter dated March 20, 2020, is filed as Exhibit 16.1 hereto.

(b)
During the fiscal years ended December 31, 2018 and 2019, and the subsequent interim periods through March 16, 2020, neither the Company nor anyone on its behalf has consulted with Armanino regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report or oral advice was provided to the Company that Armanino concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
16.1	Letter from KPMG, LLP, dated March 20, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIXELWORKS, INC.
(Registrant)

Dated:	March 20, 2020	/s/ Elias N. Nader
Elias N. Nader Vice President and Chief Financial Officer